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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported): June 30, 2000



                                 HEALTHAXIS INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)




        Pennsylvania                    0-13591                23-2214195
        ------------                    -------                ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)




               2500 DeKalb Pike, East Norriton, Pennsylvania 19401
              ----------------------------------------------------
                (Address of principal executive offices/Zip Code)

Former name, former address, and former fiscal year, if changed since last report: N/A
         ---



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Item 5.  Other Events

         The following information is qualified in its entirety by, and should be read in conjunction with, the more detailed information and financial data, including the Consolidated Financial Statements of HealthAxis Inc. ("HAI") and its subsidiaries, and the notes thereto, appearing in HAI's reports filed with the Securities and Exchange Commission ("SEC"). Except for the historical information contained herein, this Current Report on Form 8-K, contains certain forward-looking statements regarding HAI's business and prospects that are based upon numerous assumptions about future conditions which may ultimately prove to be inaccurate and actual events and results may materially differ from anticipated results described in such statements. Such forward-looking statements involve risks and uncertainties, such as historical and anticipated losses; uncertainty of future results, new business challenges, competition, funding; need for additional capital, reliability of information systems, protection of proprietary technology, trademark infringement, uncertain acceptance of the Internet as a medium for health insurance sales, failure to meet performance standards, reliance on a small number of large clients, foreign operations, changes in insurance industry regulations, regulation of the Internet and legal uncertainties, potential conflicts of interest, and absence of dividends. Any one or a combination of these factors could have a material adverse effect on HAI's business, financial condition and results of operations. These forward-looking statements represent HAI's judgment as of the date of this report. HAI disclaims, however, any intent or obligation to update these forward-looking statements.

         On June 30, 2000, HealthAxis.com, Inc. ("HealthAxis"), a subsidiary of HealthAxis Inc., entered into an Asset Purchase Agreement to sell certain assets to Digital Insurance, Inc. ("Digital"). The terms of the Asset Purchase Agreement require HealthAxis to transfer or assign certain assets used in connection with its retail website, including:

         o The current and next generation of the retail website user interface, the presentation layer of the website that includes the graphical templates that create the look and feel of the website;

         o Certain physical assets, including: call center equipment and software, computer hardware and software, and furniture or equipment used to conduct HealthAxis' retail website business;

         o Agreements with carrier partners, the insurance companies whose products are sold on the website;

         o Agreements with affinity partners, the retail partners with similar target audiences as the website;

         o Portal marketing agreements;

         o Additional agreements including: agreements related to the affiliate partner program, service agreements, and independent contractor agreements;

         o Goodwill associated with the transferred assets and assigned agreements;

         o All of HealthAxis' rights under manufacturers' and vendors' warranties relating to the transferred assets; and

         o All existing in-force insurance policies.


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         The terms of the Asset Purchase Agreement require Digital to pay
HealthAxis the following consideration:


         o $1,000,000 in cash;

         o 11%, on a fully-diluted basis, of the outstanding shares of Digital; and

         o a portion of Digital's net commission revenues received by Digital through the acquired website user interface or an affinity partner.

         Under the Asset Purchase Agreement, HealthAxis has the right, subject to certain restrictions, to maintain its 11% ownership interest in Digital by purchasing additional securities in future offerings by Digital, if any. The Asset Purchase Agreement includes various warranties, representations, covenants and conditions, including but not limited to certain non-solicitation agreements.

         In connection with this transaction, HealthAxis and Digital entered into a Software Licensing and Consulting Agreement that provides HealthAxis with:

         o A perpetual nonexclusive license to use and sublicense, subject to certain restrictions, the user interface sold to Digital Insurance;

         o Licensing fees over the next 30 months of $3.0 million for software owned by HealthAxis that will be used by Digital in conjunction with the user interface it purchased; and

         o Service fees over the next 12 months of a minimum of $3.0 million for services relating to customizing, maintaining and upgrading the user interface and other software.

         Effective as of June 30, 2000, Digital has placed the $1.0 million and the stock certificate representing HealthAxis' 11% ownership into escrow pending the satisfaction by HealthAxis of certain conditions. These conditions include delivery, to Digital's satisfaction, of the new version 3.0 of its retail website user interface and consents from certain third parties to the assignment of their agreements with HealthAxis to Digital. Under the Asset Purchase Agreement, either party has the right to terminate the transaction if these conditions and other conditions in the Asset Purchase Agreement are not satisfied by September 15, 2000. The Company currently anticipates that the transaction will be completed by August 15, 2000. No assurances can be given as to whether or not the transactions will be completed or, if completed, the timing thereof, the receipt of required contractual approvals, or the completion of the necessary conditions.


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Item 7.  Financial Statements and Exhibits

         (a) Financial Statements of business acquired.

             Not applicable.

         (b) Proforma Financial Information.

             Not applicable.

         (c) Exhibits.

             The following exhibits are filed herewith:


S-K Item
Number              Description
------              -----------
10.1                Asset Purchase Agreement dated June 30, 2000, between
                    HealthAxis.com, Inc. and Digital Insurance, Inc.

10.2 Software License and Consulting Agreement dated June 30, 2000, between HealthAxis.com, Inc. and Digital Insurance, Inc.

99.1                Press Release dated July 6, 2000.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       HEALTHAXIS INC.


Date:    7/18/00                       By: /s/   Michael Ashker
       -----------------------             -------------------------------------
                                           Michael Ashker
                                           President and Chief Executive Officer






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                                  EXHIBIT INDEX
                                  -------------

S-K Item
Number              Description
------              -----------
10.1                Asset Purchase Agreement dated June 30, 2000, between
                    HealthAxis.com, Inc. and Digital Insurance, Inc.

10.2 Software License and Consulting Agreement dated June 30, 2000, between HealthAxis.com, Inc. and Digital Insurance, Inc.

99.1                Press Release dated July 6, 2000.